UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

ON24, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing stockholders of ON24, Inc., a Delaware corporation (the “Company” or “ON24”), with a definitive proxy statement relating to a proposed transaction involving the Company, Cvent Atlanta, LLC, a Delaware limited liability company (“Parent”), and Summit Sub Corp., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), whereby the Company would become a wholly-owned subsidiary of Parent, upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of December 29, 2025, by and among the Company, Parent and Merger Sub.

This Schedule 14A filing consists of the following:

1.	Social media posts;

2.	An email sent to all employees of the Company;

3.	Forms of emails sent to customers and business partners.

ON24 Social Screenshots

ON24 - LinkedIn

ON24
58,337 followers
5m • Edited •

We're excited to announce that ON24 has agreed to be acquired by Cvent. The transaction brings together two complementary platforms serving enterprise marketers and event professionals.

We are all proud of what we've created and the impact ON24 has had across the market.

This is a significant step forward for ON24, and we are excited for this next chapter.

You can read more about the transaction here: https://lnkd.in/eP2MR9e7

Sharat Sharan - LinkedIn

Sharat Sharan · You
CEO & Co-Founder of ON24
now ·

In 1998, we launched a startup that would pioneer an industry.
Today, we're excited to announce that ON24 has agreed to be acquired by Cvent. The transaction brings together two complementary platforms serving enterprise marketers and event professionals. ON24's enterprise-grade webinar and digital engagement capabilities complement Cvent's robust event technology offerings, enabling customers to continue delivering high-impact digital and in-person experiences.

ON24 is proud to serve industry-leading companies, 3 of the largest global software companies, 4 of the top global asset management firms, 3 of the largest global pharmaceutical companies, and 3 of the largest global industrial companies.

All this reflects the talent, commitment, and resilience of the ON24 team – and the trust our customers placed in us year after year. We are all proud of what we've created and the impact it has had across the market.

You can read more in our press release here https://bit.ly/4plkEcL.

ON24
58,337 followers
5m · Edited ·

We're excited to announce that ON24 has agreed to be acquired by Cvent. The transaction brings together two complementary platforms serving enterprise marketers and event professionals.

ON24 - Facebook

ON24 - X

ON24 All-Employee Email from Sharat

To: All Employee’s

Subject: An Important Update Regarding Our Company’s Next Chapter

Dear ON24 team,

I am writing to share news about an important step in our company’s evolution.

Today, we announced that we have entered into an agreement to be acquired by Cvent. This is a significant milestone and reflects the strength of our platform and our leadership in enterprise digital engagement. Most importantly, it is a testament to the talent of our people, all of you, and the momentum we have built together. You can read the press release announcing the transaction here.

Over the last couple decades, ON24 has been on a journey to fundamentally change how companies engage their audiences in an increasingly digital and now, AI-driven world. Along the way, we helped pioneer a new standard for interactive, data-driven engagement and built a platform that became a leader in our industry. Starting with creating the first webinar marketing platform, then digital engagement, and now the intelligent engagement platform that leverages first-party engagement data and AI, we have been true innovators. And that achievement reflects the talent, commitment, and resilience of this team – and the trust our customers placed in us year after year. We should all be proud of what we’ve created and the impact it has had.

What’s Next

I want to be clear about what this means right now. It is business as usual at ON24. There are no changes to your roles, teams, or day-to-day priorities because of today’s announcement. Until the transaction closes, we will continue to operate as a separate, independent company, and remain committed to serving our customers and executing against our priorities.

Because ON24 is a public company, the transaction is subject to shareholder approval and other customary regulatory and closing conditions. As a result, there are important limits on what we can share at this stage. We will continue to communicate openly and transparently as appropriate throughout the process.

•	We will be hosting a town hall this morning at 7:30 A.M. PT/11:30 A.M. ET, where we will share additional insights and answer questions.

•	Post this town hall, we will share a brief FAQ for our customer-facing teams to leverage should they get inquiries about this announcement.

•	If you receive any external inquiries from media, analysts, or investors, please forward them to David Lee. Do not respond directly.

ON24 All-Employee Email from Sharat

Thank you for your hard work, dedication, and continued commitment to our customers. I’m proud of what we’ve accomplished together and deeply appreciative of the dedication you bring every day.

This is a meaningful moment for ON24, and I hope you feel a sense of pride in what we’ve built and optimism about what lies ahead.

Thank you again for all that you do for ON24.

Sincerely,

Sharat

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving ON24, Cvent Atlanta, LLC and Summit Sub Corp. ON24 expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of ON24’s stockholders for purposes of obtaining, stockholder approval of the proposed transaction. ON24 may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that ON24 may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of ON24 and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF ON24 ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY ON24, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ON24 AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the proxy statement and other documents containing important information about ON24 and the proposed transaction once such documents are filed by ON24 with the SEC at the SEC’s website at www.sec.gov or from ON24 at its website at https://investors.on24.com/overview/default.aspx.

Participants in the Solicitation

ON24 and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about ON24’s directors and executive officers is set forth in (i) ON24’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on March 13, 2025, and can be found here, (ii) ON24’s definitive proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 29, 2025, under the headings “Director Compensation”, “Executive Officers”, “Employee Benefit and Equity Compensation Plans”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management”, and “Relationships and Related Party Transactions” and can be found here, and (iii) ON24’s subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of ON24 securities by its directors or executive officers have changed since the amounts set forth in ON24’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which are available here). Other information regarding the participants in the solicitation

ON24 All-Employee Email from Sharat

and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in ON24’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by ON24 will be available free of charge through the website maintained by the SEC at sec.gov and ON24’s website at https://investors.on24.com/overview/default.aspx.

Forward-looking statements

This communication, and the documents to which ON24 refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent ON24’s expectations or beliefs concerning future events, including the timing of the proposed transaction and other information relating to the proposed transaction. Forward-looking statements include information concerning possible or assumed future results of operations of ON24, the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, ON24 expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond ON24’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect ON24’s business and the price of the common stock of ON24, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of ON24 and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the merger agreement may be terminated in circumstances that require ON24 to pay a termination fee, (v) the effect of the announcement or pendency of the proposed transaction on ON24’s business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts ON24’s current plans and operations, (vii) risks related to diverting management’s attention from ON24’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against ON24 related to the merger agreement or the proposed transaction, (ix) ON24’s ability to retain, hire and integrate skilled personnel including ON24’s senior management team and maintain relationships with others who contribute to its business, in light of the proposed transaction, (x) unexpected costs, charges or expenses resulting from the proposed transaction, (xi) potential litigation relating to the proposed transaction that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (xii) the impact of adverse general and industry-specific economic and market conditions, (xiii) risks caused by delays in upturns or downturns being reflected in ON24’s financial position and results of operations, (xiv) risks that the benefits of the merger are not realized when and as expected, (xv) uncertainty as to timing of completion of the proposed merger, and

ON24 All-Employee Email from Sharat

(xvi) other factors described under the heading “Risk Factors” in ON24’s Annual Report on Form 10-K for the year ended December 31, 2024, ON24’s subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. ON24 cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, ON24 cannot assure you that ON24 will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect ON24 or ON24’s operations in the way ON24 expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, ON24 does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.

ON24 - Customer and Partner Emails

From: do-not-reply@accountnotify.on24.com

Subject: Important Update from ON24

Dear Valued ON24 Customer,

I’m writing to share an exciting update: ON24 has entered into an agreement to be acquired by Cvent, a leading meetings, events, and hospitality technology provider. You can read the press release announcing the transaction here.

The proposed transaction brings together two complementary platforms serving enterprise marketers and event professionals. ON24’s enterprise-grade webinar and digital engagement capabilities complement Cvent’s robust event technology offerings, which we believe will enable customers to deliver high-impact digital and in-person experiences.

Customers can continue to rely on ON24 as their chosen intelligent engagement platform, with the same level of support and access both before and after the transaction closes. When appropriate, we will share additional information about future plans, with the goal of continuing to support your objectives and long-term success.

Over the last couple decades, ON24 has been on a journey to change how companies engage their audiences in an increasingly digital and now, AI-driven world. Along the way, we helped pioneer a new standard for interactive, data-driven engagement and built a platform that became a leader in our industry. Starting with creating the first webinar marketing platform, then digital engagement, and now the intelligent engagement platform that leverages first-party engagement data and AI, these achievements reflect the trust our customers, like yourselves, have placed in us year after year.

The transaction is expected to close in the first half of 2026, subject to ON24 shareholder approval and other customary closing conditions and regulatory approvals. We remain committed to serving you with the same level of performance, service, and support you have come to expect.

We value the trust you have placed in ON24 and are excited about the opportunity ahead. If you have questions, please don’t hesitate to contact us.

Thank you for your partnership.

Abbas Meghjee

Sr. Vice President

Customer Experience

ON24 - Customer and Partner Emails

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving ON24, Cvent Atlanta, LLC and Summit Sub Corp. ON24 expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of ON24’s stockholders for purposes of obtaining, stockholder approval of the proposed transaction. ON24 may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that ON24 may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of ON24 and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF ON24 ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY ON24, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ON24 AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the proxy statement and other documents containing important information about ON24 and the proposed transaction once such documents are filed by ON24 with the SEC at the SEC’s website at www.sec.gov or from ON24 at its website at https://investors.on24.com/overview/default.aspx.

Participants in the Solicitation

ON24 and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about ON24’s directors and executive officers is set forth in (i) ON24’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on March 13, 2025, and can be found here, (ii) ON24’s definitive proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 29, 2025, under the headings “Director Compensation”, “Executive Officers”, “Employee Benefit and Equity Compensation Plans”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management”, and “Relationships and Related Party Transactions” and can be found here, and (iii) ON24’s subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of ON24 securities by its directors or executive officers have changed since the amounts set forth in ON24’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which are available here). Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in ON24’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by ON24 will be available free of charge through the website maintained by the SEC at sec.gov and ON24’s website at https://investors.on24.com/overview/default.aspx.

Forward-looking statements

This communication, and the documents to which ON24 refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent ON24’s expectations or beliefs concerning future events, including the timing of the proposed transaction and other

ON24 - Customer and Partner Emails

information relating to the proposed transaction. Forward-looking statements include information concerning possible or assumed future results of operations of ON24, the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, ON24 expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond ON24’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect ON24’s business and the price of the common stock of ON24, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of ON24 and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the merger agreement may be terminated in circumstances that require ON24 to pay a termination fee, (v) the effect of the announcement or pendency of the proposed transaction on ON24’s business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts ON24’s current plans and operations, (vii) risks related to diverting management’s attention from ON24’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against ON24 related to the merger agreement or the proposed transaction, (ix) ON24’s ability to retain, hire and integrate skilled personnel including ON24’s senior management team and maintain relationships with others who contribute to its business, in light of the proposed transaction, (x) unexpected costs, charges or expenses resulting from the proposed transaction, (xi) potential litigation relating to the proposed transaction that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (xii) the impact of adverse general and industry-specific economic and market conditions, (xiii) risks caused by delays in upturns or downturns being reflected in ON24’s financial position and results of operations, (xiv) risks that the benefits of the merger are not realized when and as expected, (xv) uncertainty as to timing of completion of the proposed merger, and (xvi) other factors described under the heading “Risk Factors” in ON24’s Annual Report on Form 10-K for the year ended December 31, 2024, ON24’s subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. ON24 cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, ON24 cannot assure you that ON24 will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect ON24 or ON24’s operations in the way ON24 expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, ON24 does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ON24 - Customer and Partner Emails

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.

Strategic Accts Outreach from Sharat, Jim or Abbas:

Subject: Important Update from ON24

Dear Valued ON24 Customer,

I wanted to reach out personally following today’s exciting announcement that ON24 has entered into an agreement to be acquired by Cvent. Given our long-standing relationship, it was important for me to thank you for the trust you’ve placed in ON24 over the years and to reaffirm our commitment to you.

The proposed transaction brings together two complementary platforms serving enterprise marketers and event professionals. ON24’s enterprise-grade webinar and digital engagement capabilities complement Cvent’s robust event technology offerings, enabling customers to continue delivering high-impact digital and in-person experiences.

As we work towards close, we will continue to operate as a separate and independent company, and there are no changes to our products, services, or your support teams because of today’s announcement. Customers can continue to rely on ON24 as their chosen intelligent engagement platform, with the same level of support and access both before and after the transaction closes. When appropriate, we will share additional information about future plans, with the goal of continuing to support your objectives and long-term success.

Over the last couple decades, ON24 has been on a journey to fundamentally change how companies engage their audiences in an increasingly digital and now, AI-driven world. Along the way, we helped pioneer a new standard for interactive, data-driven engagement and built a platform that became a leader in our industry. Starting with creating the first webinar marketing platform, then digital engagement, and now the intelligent engagement platform that leverages first-party engagement data and AI, these achievements reflect the trust our customers, like yourselves, have placed in us year after year.

The transaction is expected to close in the first half of 2026, subject to ON24 shareholder approval and other customary closing conditions and regulatory approvals. We remain committed to serving you with the same level of performance, service, and support you have come to expect.

ON24 - Customer and Partner Emails

We value the trust you have placed in ON24 and are excited about the opportunity ahead. If you have questions, please don’t hesitate to reach out directly.

Thank you for your partnership.

Sharat/Jim/Abbas

TITLE

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving ON24, Cvent Atlanta, LLC and Summit Sub Corp. ON24 expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of ON24’s stockholders for purposes of obtaining, stockholder approval of the proposed transaction. ON24 may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that ON24 may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of ON24 and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF ON24 ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY ON24, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ON24 AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the proxy statement and other documents containing important information about ON24 and the proposed transaction once such documents are filed by ON24 with the SEC at the SEC’s website at www.sec.gov or from ON24 at its website at https://investors.on24.com/overview/default.aspx.

Participants in the Solicitation

ON24 and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about ON24’s directors and executive officers is set forth in (i) ON24’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on March 13, 2025, and can be found here, (ii) ON24’s definitive proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 29, 2025, under the headings “Director Compensation”, “Executive Officers”, “Employee Benefit and Equity Compensation Plans”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management”, and “Relationships and Related Party Transactions” and can be found here, and (iii) ON24’s subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of ON24 securities by its directors or executive officers have changed since the amounts set forth in ON24’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which are available here). Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in ON24’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

ON24 - Customer and Partner Emails

Copies of the documents filed with the SEC by ON24 will be available free of charge through the website maintained by the SEC at sec.gov and ON24’s website at https://investors.on24.com/overview/default.aspx.

Forward-looking statements

This communication, and the documents to which ON24 refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent ON24’s expectations or beliefs concerning future events, including the timing of the proposed transaction and other information relating to the proposed transaction. Forward-looking statements include information concerning possible or assumed future results of operations of ON24, the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, ON24 expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond ON24’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect ON24’s business and the price of the common stock of ON24, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of ON24 and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the merger agreement may be terminated in circumstances that require ON24 to pay a termination fee, (v) the effect of the announcement or pendency of the proposed transaction on ON24’s business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts ON24’s current plans and operations, (vii) risks related to diverting management’s attention from ON24’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against ON24 related to the merger agreement or the proposed transaction, (ix) ON24’s ability to retain, hire and integrate skilled personnel including ON24’s senior management team and maintain relationships with others who contribute to its business, in light of the proposed transaction, (x) unexpected costs, charges or expenses resulting from the proposed transaction, (xi) potential litigation relating to the proposed transaction that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (xii) the impact of adverse general and industry-specific economic and market conditions, (xiii) risks caused by delays in upturns or downturns being reflected in ON24’s financial position and results of operations, (xiv) risks that the benefits of the merger are not realized when and as expected, (xv) uncertainty as to timing of completion of the proposed merger, and (xvi) other factors described under the heading “Risk Factors” in ON24’s Annual Report on Form 10-K for the year ended December 31, 2024, ON24’s subsequent Quarterly Reports on Form 10-Q, and in other reports

ON24 - Customer and Partner Emails

and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. ON24 cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, ON24 cannot assure you that ON24 will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect ON24 or ON24’s operations in the way ON24 expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, ON24 does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.